December 30, 2024

WESTWOOD GLOBAL REAL ESTATE FUND

Institutional Shares	A Class Shares	C Class Shares
KIRYX	KIRAX	KIRCX

A Series of Ultimus Managers Trust

Supplement to the Prospectus and Statement of Additional Information, each dated February 28, 2024, as supplemented

Effective immediately, Westwood Global Real Estate Fund (the “Fund”), a series of Ultimus Managers Trust (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective February 19, 2025. Shares of the Fund are no longer available for purchase and, at the close of business on February 19, 2025, all outstanding shares of the Fund will be redeemed at net asset value (the “Transaction”). Prior to the liquidation date, Shareholders of the Fund may exchange their holdings for another fund in the Trust as outlined in the Fund prospectus.

The Board of Trustees of the Trust (the “Board”), in consultation with the Fund’s investment adviser, Westwood Management Corp. (the “Adviser”), determined and approved at a meeting of the Board held on December 20, 2024 (the “Meeting”) to discontinue the Fund’s operations based on, among other factors, the Adviser’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations. Through the date of the Transaction, the Adviser will continue to waive investment advisory fees and reimburse expenses of the Fund, if necessary, in order to maintain the Fund at its current expense limit, as specified in the Fund’s current Prospectus.

At the Meeting, the Board directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner not later than February 19, 2025; and (ii) all outstanding shareholder accounts on February 19, 2025 be closed and the proceeds of each account, less any required withholding, be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing accounts. As a result of the Transaction, the Fund’s portfolio holdings will be reduced to cash or cash equivalents. Accordingly, going forward, shareholders should not expect the Fund to achieve its stated investment objective.

Shareholders may redeem all or a portion of their shares of the Fund on any business day prior to the Transaction as specified in the Fund’s Prospectus.

The Transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders generally have 60 days from the date that proceeds are received to re-invest or “rollover” the proceeds into another IRA or qualified retirement account; otherwise, the proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding the Fund or the Transaction, please call the Fund toll free at 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.